ContractSheet

* KONEPS 전자문서 출력물

한국해양과학기술원 부설 선박해

양플랜트연구소

End

Name

Phone No.

042-866-3127

Korea Institute of Ocean Science

-

& Technology

User

Address

(305343) 대전광역시 유성구

FAX No.

042-866-3106

Division

자산관리팀

Person in Charge

정재익

라드텍주식회사

Name

Phone No.

042-862-8778

RadTek Co., Ltd

 Contractor Address

(305308) 대전광역시 유성구 유성

대로 802, 태준빌딩 3층 (장대동)  FAX No.

042-861-8779

Taxpayer

Identification No. 3148141739

Person in Charge

김재찬

 P.R.No.

13PE0950

Invitaion No.

2013121739200

 Contract No.

KFX-KSA-0014004900-F1

Method of contract  일반경쟁

 Contract Classification

총액계약

Currency Classify

외화

 Contract Date

2014/02/13

Conversion Rate

US 1. = \ 1,064.7

 Rate of liquidated damages

물품의 제조 및 구매 - 0.15

Foreign

Within 135 days after issuing of L/C

※ In case of Foreign supply, refer to the latest shipping date on the L/C

 Delivery

Local

※ In case of Local Supply, payment shall be made directly by the end-user to the contractor after installation/test-run.

This warranty shall remain valid for 12 months after the successful installation and

Period

test-run, or for the periods, which is 6 months longer than 12 months after the date of shipment from the port of loading in the source country, whichever period

 Warranty

concludes earlier.

 Bond

Percent(%)

The establishment of a Warranty Bond, in the amount of % of the contract value

Establishment

Contractor

[ Contract Amount ]

 Commodity

엑스선발생장치

 Delivery Terms

DAP

 H.S.K. No.

8543100000

Foreign

945447(USD)

 Actual Unit & Amount

Local

\ 0.0

Foreign

945,447.00

 Convert to USD($)

Local

0.00

 SUM

945,447.00

 StampTax Target

N

StampTax Amount(\)

0.00

Foreign

FCA(FOB)

Freight

I/P

Custom Duty  Handling charges

and Installation Fee

VAT

 945,447.00 (USD)  909,047.00

8,800.00

10,000.00

17,600.00

Director

이경재

Phone No. 070-4056-7310  FAX No.

PPS's STAFF

Assistant Director

강대춘

Phone No. 070-4056-7311  FAX No.

Person in Charge

이기원

Phone No. 070-4056-7330  FAX No.

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[ Supplier Discripton ]

 No

Country

미국

Name

RadTek Inc.

 Supplier

Address

2152 Dupont Dr., Irvine CA 92612

Phone No.

502-657-6005

FAX No.

502-657-6004

Country

미국

Name

RadTek Inc.

 Beneficiary

Address

2152 Dupont Dr., Irvine CA 92612

Phone No.

502-657-6005

FAX No.

502-657-6004

 Manufacturer

Varian Medical Systems

 Origin Of Supply

U.S.A.

Name

Phone No.

Supplier's Option Check Y

PPS's Option Check

N

ICC C Check

N

ICC B Check

N

Insurance Premium ICC A Check

Y

ICC Air Check

N

ITE Check

N

TS Check

N

Brackage Percent

Insurance percent

Insurance Monetary

Amount

0.00

Monetary Amount Unit

Maker

Y

 Inspector

Third Party

N

Phone No.

Name

하나은행 대전기업금융센터

 Issuing Bank

Phone No.

042-479-7376

Name

chase bank(JD Morgan)

 Advising Bank

Address

() Swift code(CHASUS33)

Phone No.

FAX No.

 Loading Airport / Port

LOS ANGELES

 Carrier

Carrier Phone No.

 Discharging Port

INCHEON

PS Allowed

N

 Partial Shipment

Transe

TS Allowed

N

PS Prohibited

Y

Shipment

TS Prohibited Y

Contractor Check

Y

Beneficiary Check

N

Contractor Monetary

Amount

94544.7

Beneficiary Monetary

Amount

0

 Performance Band

Contractor Monetary

Percent

10

Beneficiary Monetary

Percent

0

Monetary Amount Unit

USD

Monetary Amount Unit

USD

Payment in instalment

 Payment

on shipment 80 % of invoice amount

after installation : 20 % of total contract value

※ 선적(또는 인도나 설치)이 지체되어 발생한 지체상금은 총 계약금액의 10%을 초과하여도 계속 부

과됩니다.

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 REMARK

 The bidding document already submitted by the successful bidder, special instructions, general instructions, general provisions for contract, memorandum for clean contract and anti-corruption and RFP(IFB) shall be essential parts of conract, although those are not attached to this contract

[ Demand Description ]

Commodity

Model

Contract No.

Source

Contractor

Classification No

Contractor Classification Name

Commodity

  NO

Item

Identification No

Commodity Identification Name

Contractor

Supplier

H.S.K. No.

Delevery

Terms

Basic코드  Basic환율

TTS환율

Q'ty

Service

Price

Manufacturer

엑스선발생장치

Linatron-Mi9

KFX-KSA-0014004900-F

1

미국

41101802

엑스레이발생기

20636654

엑스선발생장치, 수요기관규격

1

1-0

RadTek Co., Ltd

RadTek Inc.

8543100000

DAP

USD

1,064.7

1,075.1

1.0

0.0

945,447.0

Varian Medical Systems

3

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